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                                                                    EXHIBIT 99.3

                      Private Placement Purchase Agreement


                                                          October 22, 1997

First Virtual Holdings Incorporated
11975 El Camino Real
San Diego, CA 92130

Gentlemen:

1. The undersigned ("Subscriber") has reviewed the filings which you (the "Company") have made with the Securities Exchange Commission during the past 12 months. The Company represents and warrants to the Subscriber that all such filings were made timely, are correct and accurate in all material respects and in all material respects state all facts necessary to make such filings not misleading. Subscriber has had the opportunity to discuss the Company's affairs with the Company's officers.

2. At a closing (the "Closing") to occur at the offices of the Company simultaneously herewith, the Subscriber will for $50,000 per Unit (as defined below) purchase from the Company, and the Company will sell, the number of Units set forth below opposite Subscriber's name below. Each Unit consists of 10 shares of Series A Convertible Preferred Stock (the "Preferred") having a liquidation value of $5,000 per share (the "Preferred") and warrants (the "Warrants") to purchase 8,500 shares of common stock of the Company, par value $0.001 per share ("Common Stock"). Such purchase by Subscriber is part of an offering in which an aggregate of 100 Units will be sold simultaneously with such sale to Subscriber. The purchasers of the 100 Units are referred to herein collectively as the "Purchasers." The purchase price will be paid in full and in cash at the Closing. The date of the Closing is referred to herein as the "Completion Date."

3. The Certificate of Determination for the Preferred is in the form of Exhibit A. The Warrants are in the form of Exhibit B.

4.      Registration.

        (a) The Company represents that it has no knowledge of any facts or circumstances which at any time from and after December 15, 1997 would make it ineligible to file registration statements on Form S-3 for sales of securities by shareholders of the Company. The Company will on or before December 19, 1997 file a registration statement on Form S-3 (or on a similar form if S-3 is not available) (the "Registration Statement") for the non-underwritten public sale by the holders of the shares of Common Stock which have theretofore been issued or which may thereafter be issued on conversion of the Preferred or upon exercise of the Warrants.

        (b) The Company shall use its best efforts to cause the Registration Statement to become effective not later than 60 days after the date of filing, and, subject to Section 4(h), to remain effective for two years with respect to Common Stock issued upon conversion of Preferred Stock and three years with respect to Common Stock issued upon exercise of Warrants; provided, however, that the Subscriber shall provide all such information and materials relating to the Subscriber, and take all such action as may be required in order to permit the Company to comply with all the applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such Registration Statement, such provision of information and materials to be a condition precedent to the obligations of the Company pursuant to this Section. The registration shall be accompanied by blue sky clearances in such states as the holders may reasonably request.

        (c) The Company shall pay all expenses of the registration hereunder, other than the holders' brokerage fees, discounts or commissions, and transfer taxes, if any.


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        (d)    Registration rights may be assigned to assignees of the
               Preferred, the Warrants or the underlying stock, but only with the Company's prior written consent, which consent shall not be unreasonably withheld or delayed. The provisions of this Section are for the benefit of the Subscriber and Subscriber's personal representatives and permitted assigns.

        (e) In connection with such registration, the Company and the Subscriber will sign indemnification agreements which are conventional in transactions of this kind.

        (f) Should Subscriber from time to time or times give to the Company notice that it has assigned all or any part of the Preferred or the Warrants or any shares of Common Stock issuable on conversion or exercise in transactions permitted hereunder, the Company shall, at no cost to Subscriber, within five business days file a supplement to the registration statement to reflect the name(s) of the transferee(s) as (a) selling shareholder(s).

        (g) Notwithstanding Section 4(b), the Company shall be entitled to postpone the declaration of effectiveness of any Registration Statement prepared and filed pursuant to this Section 4 for a reasonable period of time, but not in excess of 60 calendar days after the applicable deadline, if the Board of Directors of the Company determines that there exists material non-public information about the Company which is not disclosed, and is required to be disclosed, in the prospectus included in the Registration Statement, and which information was not theretofore known to the Company.

        (h) Subscriber agrees that, upon receipt of any notice from the Company of the happening of a Material Event, Subscriber will forthwith discontinue disposition of the Common Stock pursuant to any Registration Statement described in Section 4(b) for not more than 45 days, before the end of which period, the Company agrees to deliver to Subscriber copies of supplemented or amended prospectuses prepared by the Company. "Material Event" means the happening of any event during the period that the Registration Statement described in Section 4(b) hereof is required to be effective as a result of which such registration statement or the related prospectus contains or may contain any untrue statement of a material fact or omits or may omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

        (i) Subscriber agrees that for a period of 12 months from the Closing it shall not offer, sell, contract to sell, grant any option to purchase or otherwise dispose of any Common Stock (each, a "Sale") that Subscriber does not own as of such date, provided, however, that no such restriction shall apply to any Common Stock to be issued to Subscriber upon the conversion of any Preferred which is converted within 10 business days after such Sale or upon the exercise of any Warrants which are exercised within 10 business days after such Sale.

5. The Company covenants to call a meeting of stockholders on or before April 30, 1998 and to hold such meeting not later than June 30, 1998 (the "Annual Meeting") and to propose to the stockholders at such meeting that the stockholders approve the issuance of shares on conversion of the Preferred and on exercise of the Warrants. Lee H. Stein has agreed to vote in favor of such approval, and the Board of Directors of the Company will recommend that the stockholders of the Company vote in favor of such approval. Until such approval is obtained, the Warrants shall not be exercisable, and the maximum number of shares which will be issued on conversion of the Preferred by all Purchasers is 1,760,000, issuable on a first converted-first exercised basis. Should such approval not be obtained on or before June 30, 1998, then until such approval is obtained, the Company shall on demand by Subscriber made at any time or times redeem any portion of the Preferred Stock which is not convertible under the preceding sentence and which is designated by Subscriber for redemption (the "Redeemed Portion") at a redemption price equal to $6,000 per share proposed to be converted plus accrued but unpaid dividends. The redemption price for each redemption demand shall be payable within 90 business days after such demand is made, and shall accrue interest from the date of the demand by Subscriber at 11% per annum or, if


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less, the maximum statutory interest rate in California. Interest shall be payable on demand by Subscriber after such 90th day.

6.      Certain General Representations.

        (a) Subscriber represents and warrants that it is purchasing the Units solely for investment solely for its own account and not with a view to or for the resale or distribution or of Units, or of the Preferred or any shares (the "Shares") of Common Stock issuable upon conversion or exercise thereof .

        (b) Subscriber understands that it may sell or otherwise transfer the Units, the Preferred, the Warrants or the Shares only if such transaction is duly registered under the Securities Act of 1933, as amended, under the Registration Statement or otherwise, or if Subscriber shall have received the favorable opinion of counsel to the holder, which opinion shall be reasonably satisfactory to counsel to the Company, to the effect that such sale or other transfer may be made in the absence of registration under the Securities Act of 1933, as amended (the "Securities Act") , and registration or qualification in every applicable state. The certificates representing the aforesaid securities will be legended to reflect these restrictions, and stop transfer instructions will apply. Subscriber realizes that the Units are not a liquid investment.

        (c) Subscriber has not relied upon the advice of a "Purchaser Representative" (as defined in Regulation D of the Securities
               Act) in evaluating the risks and merits of this investment. Subscriber has the knowledge and experience to evaluate the Company and the risks and merits relating thereto.

        (d) Subscriber represents and warrants that Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act of 1933, as amended, and shall be such on the date any shares are issued to the holder; Subscriber acknowledges that Subscriber is able to bear the economic risk of losing Subscriber's entire investment in the shares and understands that an investment in the Company involves substantial risks; Subscriber has the power and authority to enter into this agreement, and the execution and delivery of, and performance under this agreement shall not conflict with any rule, regulation, judgment or agreement applicable to the Subscriber; and Subscriber has invested in previous transactions involving restricted securities.

        (e) Subscriber represents that Subscriber's investment decision to purchase the Units was based exclusively on the Company's SEC filings.

        (f) The Subscriber acknowledges that it has been informed of, and has considered in evaluating its investment in the Units, the following factors (without limitation): (i) the Company's business and prospects are highly dependent on the acceptance of the Company's Internet Payment System and other Internet-related products and services, and on widespread adoption of the Internet as a medium for commercial transactions; (ii) the Company is currently in the process of shifting the focus of its business away from the Company's Internet Payment System and towards the Company's Interactive Messaging Platform, and there can be no assurance as to the technical viability or market acceptance of the Interactive Messaging Platform, (iii) the market for Internet-based transaction systems has only recently begun to develop, is rapidly evolving and is characterized by an increasing number of entrants and rapid technological change;
               (iv) the future viability of the Internet as a medium for commercial transactions is highly speculative; the Internet may not prove to be a viable commercial marketplace because of inadequate development of the necessary infrastructure, such as reliable network backbone or timely development of complementary products, such as high speed modems; (v) if the necessary infrastructure or


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               complementary products are not developed, if the Internet does not become a viable commercial marketplace, or if the Company's Internet Payment System and Interactive Messaging Platform are not widely adopted by merchants and consumers, the Company's business, operating results and financial condition will be materially adversely affected; and (vi) the Company is currently actively exploring various strategic options which may include without limitation the acquisition of the Company or its assets by a third party, or an acquisition by the Company of other businesses or technologies, and the Company has engaged an investment bank to advise it in connection with such strategic options.

7.      Fees and Expenses.

        (a) The Company will upon Closing pay to Mueller Trading Company a fee for all Purchasers which aggregates $50,000.

        (b) The Company will at Closing pay a total of $15,000 to Oscar D. Folger for his services as counsel to certain Purchasers in connection herewith.

        (c) Except as aforesaid, each party shall bear its own expenses in connection with this transaction.

8.      Funding Limitations; Certain Company Representations and Covenants.

        (a) During the 200-day period after the Completion Date, but only so long as the Purchasers in the aggregate continue to own not less than 50% of the Preferred, the Company will not without the prior written consent of Subscriber raise funds by way of the sale of debt or equity securities pursuant to Regulation D or Regulation S under the Securities Act except:

               (i)   from existing shareholders of the Company;

               (ii) from an entity whose relationship with the Company creates intangible value for the Company; or

               (iii) to fund merger and or acquisition related activity.

        (b) Notwithstanding anything to the contrary contained in Section 8(a), the Company may, upon 10 days' prior written notice to Subscriber, raise additional funds within the period specified in
               Section 8(a) to the extent the Board of Directors determines, in good faith, that such action is necessary in order to allow the Company to meet its obligations as they become due. The notice to Subscriber aforesaid shall set forth in detail the nature of the proposed financing and detailed factors and all other relevant information which support the Board's determination as aforesaid.

        (c) The Company represents that neither the issuance of the Preferred or Warrants, nor the conversion or exercise thereof, will trigger any rights under any outstanding securities of the Company.

        (d) For so long as Subscriber owns any shares of Preferred, the Company will promptly forward to Subscriber copies of all press releases by the Company and all filings made by the Company with the Securities and Exchange Commission.

9. The Preferred shall be transferable by the Investor only with the prior written consent of the Company, which shall not be unreasonably withheld or delayed. It shall be a condition precedent to any transfer that the transferee enter into an agreement containing representations and covenants of the transferee substantially similar to those contained in this Agreement.


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10.     This Agreement may not be changed or terminated except by written agreement of the Company and a majority-in-interest of the Purchasers. It shall be binding on the parties and on their personal representatives and permitted assigns. It sets forth all agreements of the parties. It shall be enforceable by decrees of specific performance (without posting bond or other security) as well as by other available remedies. This Agreement may be signed in counterparts. This Agreement shall be governed by the internal laws of the State of California. The California courts shall have exclusive jurisdiction over this instrument and the enforcement thereof. Service of process shall be effective if by certified mail, return receipt requested.


Subscriber:                                 FIRST VIRTUAL HOLDINGS INCORPORATED



_________________________                   By:_____________________________





Number of Units: _____________